================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  July 31, 2003


                          PACIFIC ENERGY PARTNERS, L.P.
             (Exact name of registrant as specified in its charter)

               Delaware                  313345              68-0490580
    (State or other jurisdiction of   (Commission          (IRS Employer
    incorporation or organization)    File Number)       Identification No.)



                               5900 Cherry Avenue
                              Long Beach, CA 90805
                     (Address of principal executive office)


                                 (562) 728-2800
              (Registrant's telephone number, including area code)






================================================================================

ITEM 7. EXHIBITS.

      (c) Exhibits.

          99.1 Pacific Energy Partners, L.P., press release dated July 31, 2003.

ITEM 9. REGULATION FD DISCLOSURE.

     Attached as Exhibit 99.1 is a copy of the press release of Pacific Energy Partners, L.P., dated July 31, 2003, announcing a cash distribution increase and closing of EPTC facilities acquisition.

     In accordance with General Instruction B.2 of Form 8-K and Securities and Exchange Commission Release No. 33-8176, the above information is being furnished under Item 9 of Form 8-K and is not deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, is not subject to the liabilities of that section and is not deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          PACIFIC ENERGY PARTNERS, L.P.

                           By: PACIFIC ENERGY GP, INC.
                               its General Partner



                           By:  /s/ Irvin Toole, Jr.
                                ------------------------------------------------
                                Irvin Toole, Jr.
                                President and Chief Executive Officer

Date:  July 31, 2003

                                  EXHIBIT INDEX



    Exhibit
    Number                            Description
------------ -------------------------------------------------------------------

Exhibit 99.1 Press Release of Pacific Energy Partners, L.P., dated July 31, 2003